EXHIBIT 10.101

               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

     The undersigned, E. Leo Bebeau, is the chief executive officer of Symbiat, Inc. (the Company"), and Keith H. Daniel, is the principal financial officer of the Company.

     This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-QSB for the quarter ended December 31, 2002 (the "Report").

By execution of this statement, we certify that:

     A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

     B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

     This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

                                        SYMBIAT, INC. AND SUBSIDIARY


Date: February 14, 2003                 By: /s/ John W. Smith
                                            -----------------------------
                                            John W. Smith
                                            President
                                            (Principal Executive Officer)


                                        By: /s/ E. Leo Bebeau
                                            -----------------------------
                                            E. Leo Bebeau
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)